ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

Pursuant to paragraph 23. d) of that that certain Purchase and Sale Agreement, dated March
3, 2022 (the Agreement), between AEI Income & Growth Fund XXII Limited Partnership, a
Minnesota limited partnership and AEI Income & Growth Fund 25, LLC, a Minnesota limited liability company, as Seller, and Eric Herman and Matt Lovett, as Buyer, Eric Herman and Matt
Lovett hereby assign to Kinetic Real Estate, LLC, Assignee, all of Assignors' interest in the
Agreement for the sale and purchase of the real property described therein. Assignee hereby accepts assignment, transfer and conveyance of the Agreement and hereby assumes all of
Assignor's rights, duties and obligations under the Agreement.

Dated this 13th day of June 2022.
Assignor

/s/ Eric Herman
Eric Herman
June 13, 2022

/s/ Matt Lovett
Matt Lovett
June 13, 2022

Assignee
Kinetic Real Estate, LLC

By: Dr EJH, LLC,
a Florida limited liability company
its Manager

By: /s/ Eric Herman
Eric Herman, Manager
June 13, 2022